EXHIBIT 32.1

                         THE AMERICAN ENERGY GROUP, LTD.
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

     1. I am the President, Chief Executive Officer and Chief Financial Officer of The American Energy Group, Ltd. (the "Corporation").

     2.   To the best of my knowledge:

          (a) The Corporation's June 30, 2005 Form 10-KSB filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

          (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

     DATED: October 13, 2005


                                      By: /S/
                                         ---------------------------------------
                                          R. Pierce Onthank
                                          President Chief Executive Officer and
                                          Chief Financial Officer